UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

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FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 28, 2019
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THE HAIN CELESTIAL GROUP, INC.
(Exact name of registrant as specified in its charter)

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Delaware	0-22818	22-3240619
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

1111 Marcus Avenue, Lake Success, NY 11042
(Address of principal executive offices)

Registrant’s telephone number, including area code: (516) 587-5000
Former name or former address, if changed since last report: N/A

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Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, par value $.01 per share	HAIN	The NASDAQ® Global Select Market

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company	☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 2.01    Completion of Acquisition or Disposition of Assets.

On June 28, 2019, The Hain Celestial Group, Inc. (the “Company”) completed the previously announced sale of all of its equity interest in Hain Pure Protein Corporation, a Delaware corporation (“HPPC”), which includes the FreeBirdTM and Empire® Kosher businesses, to Poultry Acquisition LLC, a Delaware limited liability company affiliated with Aterian Investment Partners, a private investment firm (the “Purchaser”). The purchase price for HPPC was $80 million in cash, subject to customary adjustments based on the closing balance sheet of HPPC. While the Company does not believe that the purchase agreement relating to the sale of HPPC represents a material contract, the sale of HPPC qualifies as a disposition of a significant amount of assets pursuant to SEC rules, thereby requiring disclosure under this item. Other than with respect to the sale of HPPC, no material relationship exists between the Purchaser and the Company (or any of their affiliates, directors or officers).

The Company has omitted the inclusion of any pro forma financial information herein with respect to the sale of HPPC as it has previously reported the results of the disposed business as discontinued operations for all historical periods beginning with its Quarterly Report on Form 10-Q for the period ended March 31, 2018.

Item 7.01.    Regulation FD Disclosure.

Incorporated by reference is Exhibit 99.1 attached hereto, a press release issued by the Company on July 1, 2019 announcing the completion of the sale of HPPC. This information is being furnished under Item 7.01 and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liability of such section nor shall this information be deemed incorporated by reference into any filing made by the Company under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in such a filing.

Item 9.01.    Financial Statements and Exhibits.

(d) Exhibits. The following exhibits are furnished herewith:

Exhibit No.	Description
99.1	Press Release of The Hain Celestial Group, Inc. dated July 1, 2019

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

 Date: July 1, 2019

THE HAIN CELESTIAL GROUP, INC.

By:	/s/ James Langrock
Name:	James Langrock
Title:	Executive Vice President and Chief Financial Officer